SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 27, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


       CAYMAN ISLANDS             333-75899               66-0587307
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation or          File Number)         Identification No.)
        organization)



                    4 GREENWAY PLAZA
                      HOUSTON, TEXAS                     77046
             (Address of principal executive           (Zip Code)
                        offices)

       Registrant's telephone number, including area code: (713) 232-7500


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ITEM  12.  Results  of  Operations  and  Financial  Condition.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our press release dated April 27, 2004, concerning first quarter 2004 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, on a total and per share basis, for the three months ended March 31, 2004 adjusted for early debt retirement and TODCO initial public offering related items. We also discuss net income, on a total and per share basis, for the quarter ended March 31, 2003 adjusted for an impairment loss on long-lived assets. In addition, we include in the press release net income, on a total and per share basis, for the three months ended December 31, 2003 excluding the impact of the restructuring of benefit plans in Nigeria. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for each of our business segments for the quarters ended March 31, 2004 and December 31 and March 31, 2003. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  TRANSOCEAN INC.



Date:  April  27,  2004                           By:
                                                     ---------------------------
                                                     Eric B. Brown
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Corporate Secretary


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
                                INDEX TO EXHIBITS

             The following exhibit is furnished pursuant to Item 12:

Exhibit Number     Description
--------------     -----------
    99.1           Transocean  Inc.  Press  Release  Dated  April  27,  2004


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